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                                                                Exhibit 10.3(19)


                                SECOND AMENDMENT
                                       TO
                             A. H. BELO CORPORATION
                              EMPLOYEE THRIFT PLAN


                 A. H. Belo Corporation, a Delaware corporation, hereby adopts the following amendments to the A. H. Belo Employee Thrift Plan (the "Plan").

                 1. Section 1.7 of the Plan is amended in its entirety to read as follows:

                          1.7 "Company Stock" means the Series A Common Stock,
                 par value $1.67 per share, and the Series B Common Stock, par value $1.67 per share, of the Company.

                 2. Section 1.20 of the Plan is hereby amended by replacing each reference to "Section 1.30" with a reference to "Section 1.31".

                 3. A new Section 1.26 is hereby added, and subsequent Sections renumbered accordingly, in its entirety to read as follows:

                          1.26  "Transfer Account" means the Account
                 established for each Participant, the balance of which is attributable to the Participant's rollover and transfer contributions made pursuant to Section 3.5 and earnings and losses of the Trust Fund with respect to such contributions.


                 4. Section 3.1(a) is hereby amended by the addition of the following sentence at the end of the Section:

                 For any payroll period beginning on or after January 1, 1996, a Participant may elect to have Deferral Contributions made to the Plan in any amount that does not exceed 15% of his Compensation for the payroll period.
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                 5.       Section 3.1(b) is hereby amended by the addition of
the following sentence before the last sentence of the Section:

                 For Plan Years beginning on or after January 1, 1996, if a Participant receives a distribution on account of hardship pursuant to Section 6.3, such Participant's Deferral Contributions will automatically be suspended for a 12-month period following the date on which such Participant receives the hardship distribution.

                 6. Section 5.1 is hereby amended in its entirety to read as follows:

                          5.1 Determination of Vested Interest. Except as provided in Section 5.2 or 10.6(e) (with respect to discriminatory Matching Contributions), the interest of each Participant in his Deferral Contribution Account and his Matching Contribution Account will be 100% vested and nonforfeitable at all times.

                 7. Section 5.3 is hereby amended in its entirety to read as follows:

                          5.3 Application of Forfeited Amounts. The amount of a Participant's Accounts which is forfeited pursuant to Sections 5.2 or 10.6(e) will be applied to reduce Participating Employer contributions pursuant to Article 3.

                 8. Section 6.3(a) is hereby amended by the addition of the following sentence at the end of the Section:

                 For Plan Years beginning on or after January 1, 1996, pursuant to Section 3.1(b), a Participant's Deferral Contributions will automatically be suspended for a 12-month period after the date on which such Participant receives a distribution on account of hardship.





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                 9.       Section 6.5(c) is hereby amended by deleting
Subsections (vii) and (viii) and replacing them with the following:

                          (vii) for Plan Years beginning before January 1,
                 1996, no more than one outstanding loan will be permitted with respect to a Participant at any time, except that a Participant may have a home loan and a loan which is not a home loan outstanding at the same time; (viii) for Plan Years beginning on or after January 1, 1996, no more than two outstanding loans will be permitted with respect to a Participant at any time; (ix) for Plan Years beginning on or after January 1, 1996, no new home loans will be permitted; and (x) all loans will be evidenced by a note containing such additional terms and conditions as the Committee will determine. Notwithstanding anything in the foregoing to the contrary, no amount of any indebtedness will be deducted pursuant to subsection (vi) above from a Participant's Deferral Contribution Account prior to the time that such Account is otherwise distributable.

                 10. Section 10.6(c) is hereby amended by the deletion of the fourth sentence thereof in its entirety and by the deletion of the parenthetical "(and amounts treated as Deferral Contributions)" in the last sentence of the Section.

                 11. Section 10.6(d) is hereby amended by the deletion of the last sentence thereof in its entirety.

                 12. Section 10.6 is hereby amended by the addition of a new Subsection (e) at the end of the Section:

                          (e) Discriminatory Matching Contributions. If the allocation of Matching Contributions to a Participant's Matching Contribution Account results in a discriminatory matching contribution (as determined under Code sections 401(a)(4) or 401(m) and the regulations thereunder) for such Participant because the Matching Contribution relates to a Deferral





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                 Contribution that exceeds the limitations described in Section
                 3.1 or this Section 10.6, or because of any other reason, and such discriminatory matching contribution cannot be distributed as an excess Matching Contribution pursuant to
                 Section 10.7, such discriminatory matching contribution, or the portion thereof that results in prohibited discrimination, will be forfeited notwithstanding any other provision of the Plan to the contrary.

                 13. Section 10.7(c) is hereby amended in its entirety to read as follows:

                          (c) Determination of Earnings and Losses. The earnings and losses of the Trust Fund for the Plan Year allocable to the portion of a Participant's Matching Contributions that are forfeited pursuant to Section 10.6(e) or distributed pursuant to subsection (b) above will be determined by multiplying the Trust Fund earnings or losses for the Plan Year by a fraction, the numerator of which is the amount of Matching Contributions to be distributed or forfeited and the denominator of which is the balance of the Participant's Matching Contribution Account on the last day of the Plan Year, reduced by the earnings and increased by the losses allocable to such Account for the Plan Year. The earnings and losses of the Trust Fund allocable to a Participant's Matching Contributions that are forfeited pursuant to Section 10.6(e) or distributed pursuant to subsection (b) above for the period between the end of the Plan Year and the date of such distribution or forfeiture will be determined in accordance with regulations prescribed by the Secretary of the Treasury interpreting Code sections 401(k) and 401(m).

                 14. The foregoing amendments will be effective on and after January 1, 1995. Executed at Dallas, Texas, this 2 day of February, 1996.


                                        A. H. BELO CORPORATION


                                        By /s/ MICHAEL J. McCARTHY
                                           -------------------------------------


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